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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 25, 1999


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-1).


                                  CWMBS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                              333-53861                95-4449516
----------------------------            ---------------         -------------
(State of Other Jurisdiction            (Commission            (I.R.S. Employer
   of Incorporation)                    File Number)        Identification No.)



            4500 Park Granada
          Calabasas, California                             91302
-----------------------------------                         ---------
         (Address of Principal                              (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----  --------


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


Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1999-1 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-53861) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.





------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated January 25, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1       Consent of PWC

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: / s / Celia Coulter
                                      -------------------
                                      Celia Coulter
                                      Vice President



Dated:    January 26, 1999

Exhibit Index
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Exhibit                                                            Page
------                                                             ----

23           Consent of PWC                                          6

                                  Exhibit 23


                      Consent of Independent Accountants


         We consent to the incorporation by reference in the Prospectus Supplement of CWMBS, Inc. relating to the CHL Mortgage Pass-Through Trust 1999-1 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts."

                                      /s/ PricewaterhouseCoopers LLP


New York, New York
January 25, 1999

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599






                                                   January 26, 1999


BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:    CHL Mortgage Pass-Through Trust 1999-1
                Mortgage Pass-Through Certificates,
                Series 1999-1
                -------------------------------------





Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.



                                               Very truly yours,

                                               /s/ Amy Sunshine

                                               Amy Sunshine


Enclosure